® Creating Differentiation Through Innovation Sigma-Aldrich Corporation Q2 2009 Earnings Review Exhibit 99.2

®
Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, cash flow, share repurchases and other matters. These statements involve assumptions regarding
Company operations, investments and acquisitions and conditions in the markets the Company serves.  While we believe that these expectations are based on reasonable assumptions, such statements are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) declining global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products,
(3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the
Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 4 – Uncertainty in Income Taxes – to the Consolidated Financial Statements in the Company’s Form 10-Q
report for the quarter ended March 31, 2009, (8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11) the impact of acquisitions and success in integrating and obtaining projected results from the acquisitions, (12) other changes in the business environment in which the
Company operates, and (13) the outcome of the matters described in Note 13-Contingent Liabilities and Commitments-in the
Company’s Form 10-Q report for the quarter ended March 31, 2009. A further discussion of risk factors can be found in Item 1A of the Company’s Form 10-K report for the year ended December 31, 2008. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency. While able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2009 to applicable rates of exchange and thus are unable to reconcile the projected non-GAAP currency adjusted internal growth rates to reported GAAP growth rates for 2009.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also reports both GAAP and adjusted sales and income comparisons to reflect what it believes are ongoing and/or comparable operating results excluding currency impacts. Management excludes this item in judging its historical performance and in assessing its expected future performance.  Management also uses free cash flow, a non-GAAP measure, to judge its performance and ability to pursue opportunities that enhance shareholder value.  Management believes this non-GAAP information is useful to investors as well.

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sigma-aldrich.com SIGMA-ALDRICH

®
Second Quarter 2009 Financial Results
Diluted EPS
Net Income
Sales
$522M
$84M
$0.68
Q2 2009
(in millions, except EPS)
10%
8%
3%
As Reported
Free Cash Flow
$73M 33%
2%
7%
13%
Excluding
Currency Impact
33%
YEAR-OVER-YEAR
Q2 performance reflects
global environment, holiday timing and research focus.

®
First Six Months 2009 Financial Results
Diluted EPS
Net Income
Sales
$1,041M
$168M
$1.36
Six Months 2009
(in millions, except EPS)
10%
4%
2%
As Reported
Free Cash Flow
$159 12%
-
13%
19%
Excluding
Currency Impact
12%
YEAR-OVER-YEAR
Performance on track to achieve 2009 guidance.

®
2009 Sales Growth
(Adjusted for Currency)
Total
Company
SAFC
Research
0.5%
(7.2%)
(1.7%)
Q2 2009/Q2 2008
(4.6%)
4.6%
(2.2%)
Q2 2009/Q1 2009
RESEARCH
73%
27%
SAFC
Demand for research products and services
continued to show growth. SAFC sales higher in Q2.
Sales Mix (YTD)
2.0%
(6.3%)
(0.4%)
Six Months 2009/
Six Months 2008

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Margin Analysis
PERCENTAGE OF SALES
22.6%
(1.6%)
(0.6%)
1.5%
1.3%
0.1%
23.3%
2009: Pre-tax Profit Margin
S,G&A Expenses
Interest Expense
Supply Chain Initiatives
Price/Volume/Mix
2009 pre-tax profit margins
improved over 2008 levels.
YTD
22.2%
(1.9%)
0.0%
1.4%
1.6%
0.2%
23.5%
2008: Pre-tax Profit Margin
Impact of Currency
Q2

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Free Cash Flow
(in millions)
2009
$ 168
45
(23)

215
(56)
$ 159
Net Income
Free Cash Flow
Net Cash from Operations
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2008
$175
51
(53)

(41)
$180
*Accounts Receivable + Inventory – Accounts Payable
SIX MONTHS ENDED JUNE 30
Free cash flow remains strong.

8 ® 2009 Guidance Organic Revenue Growth Reported EPS Free Cash Flow Low single digits Slightly above $2.65 > $300M

®
Second Quarter – Key Business
Highlights
Increased e-commerce sales to 45% of worldwide research-
based sales
YFG receives 2009’s CIO 100 award
Continued growth in CAPLA countries
Increase of 19% in SAFC booked orders for future delivery
Added new products and services
Achieved another $7 million in supply chain benefits

10 ® 2009 Guidance Organic Revenue Growth Reported EPS Free Cash Flow Low single digits Slightly above $2.65 > $300M

11 ® QUESTIONS? Sigma-Aldrich Corporation Q2 2009 Earnings Review